Exhibit 10(c)

                       AMENDMENT TO SEVERANCE AGREEMENT

        THIS AMENDMENT TO SEVERANCE AGREEMENT ("Amendment") is made on December 12, 1996, among Jacobson Stores Inc., a Michigan corporation (the "Company"), Jacobson Stores Realty Company, a Michigan corporation ("Realty"), Jacobson Credit Corp., a Michigan corporation ("Credit"), and Mark K. Rosenfeld ("Mr. Rosenfeld"). The Company, Realty, Credit and Mr. Rosenfeld are sometimes referred to together as the "Parties" and individually as a "Party".

                               R E C I T A L S

        A. The Parties have entered into the Severance Agreement, dated as of October 31, 1996 (the "Agreement"), pursuant to which Mr. Rosenfeld resigned from all of his positions with the Company and its subsidiaries, Realty and Credit, other than as a Director of the Company, and which provides for his severance compensation.

        C. The Parties desire to amend the Agreement in accordance with this Amendment.

        THEREFORE, the Parties agree as follows:


        1. Limitation on Mitigation Offset. The following is added after the first sentence in Section 2(a) of the Agreement:

        "Notwithstanding Section 5(d) of the Employment Agreement, the following amounts shall not reduce the Company's continuing payment obligation: (i) any amounts received by Mr. Rosenfeld from third parties as director's fees; provided that any director's fees received by Mr. Rosenfeld with respect to his service as a director of the Company, Realty or Credit during any part of the period covered by the Company's continuing payment obligation after October 30, 1997 shall reduce the amount of the Company's continuing payment obligation, (ii) any dividends and any distributions from partnerships or other pass-through entities, to the extent such amounts are not payments for services rendered by Mr. Rosenfeld to the distributing entity, and (iii) any stock options granted to Mr. Rosenfeld, except to the extent the grant, exercise or disposition of the option or the underlying shares results in taxable compensation income to Mr. Rosenfeld during any part of the period covered by the Company's continuing payment obligation after October 30, 1997 (which amounts shall reduce the Company's continuing payment obligation)."

        2. Additional Severance Compensation. The following is added immediately before the last sentence in Section 2(a) of the Agreement:

        "The Company will also pay up to $6,000 of Mr. Rosenfeld's attorneys' fees incurred in connection with the Agreement. The Company will also make available to Mr. Rosenfeld, professional level outplacement services, at a cost to the Company not to exceed $5,000."

        3. Ratification. Except as expressly amended by this Amendment, the Agreement shall continue in full force and effect, and its terms are ratified by the Parties.

        IN WITNESS WHEREOF, the Parties have signed this Agreement on the date set forth in the introductory paragraph above.

                                           JACOBSON STORES INC.

                                           By:     /s/  Paul W. Gilbert
                                               ------------------------------
                                                  Its:     Vice Chairman
                                                        ---------------------


                                           JACOBSON STORES REALTY COMPANY

                                           By:     /s/  Paul W. Gilbert
                                               ------------------------------
                                                  Its:     Vice Chairman
                                                        ---------------------


                                           JACOBSON CREDIT CORP.

                                           By:     /s/  Paul W. Gilbert
                                               ------------------------------
                                                  Its:     Vice Chairman
                                                        ---------------------


                                              /s/  Mark K. Rosenfeld
                                           ----------------------------------
                                           Mark K. Rosenfeld


                                     -2-